    As filed with the Securities and Exchange Commission on November 2, 2000
                                                     Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ----------------

                                CARREKER CORPORATION
            (Exact name of registrant as specified in its charter)

                                  ----------------

            DELAWARE                                   75-1622836
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                         4055 VALLEY VIEW LANE, SUITE 1000
                                DALLAS, TEXAS 75244
                                   (972) 458-1981
                (Address, including zip code and telephone number,
        including area code, of registrant's principal executive office)

                              JOHN D. CARREKER, JR.
                        4055 VALLEY VIEW LANE, SUITE 1000
                                DALLAS, TEXAS 75244
                                  (972) 458-1981
             (Name, address, including zip code and telephone number,
                     including area code, of agent for service)

                                  ----------------

                                     COPIES TO:

         JOHN B. MCKNIGHT                          M. HILL JEFFRIES
         WHIT ROBERTS                              TODD WADE
         Locke Liddell & Sapp LLP                  Alston & Bird LLP
         2200 Ross Avenue, Suite 2200              One Atlantic Center
         Dallas, Texas 75201                       1201 West Peachtree Street
         (214) 740-8000                            Atlanta, Georgia 30309
                                                   (404) 881-7000

--------------------------------------------------------------------------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
--------------------------------------------------------------------------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-47160

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                      PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
        TITLE OF EACH CLASS OF       AMOUNT TO BE      OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
     SECURITIES TO BE REGISTERED      REGISTERED          PER SHARE             PRICE                  FEE
-----------------------------------------------------------------------------------------------------------------
  Common Stock, $.01 par
    value per share................    575,000             $17.00              $9,775,000            $2,581
-----------------------------------------------------------------------------------------------------------------

===============================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-47160) filed by Carreker Corporation (the "Company") with the Securities and Exchange Commission on October 3, 2000, as amended by Pre-Effective Amendment No. 1 thereto filed on October 31, 2000 are incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 2nd day of November, 2000.

                                     CARREKER CORPORATION


                                     By:  /s/ John D. Carreker Jr.
                                        ---------------------------------------
                                          John D. Carreker, Jr.
                                          Chief Executive Officer and Director


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                        TITLE                                 DATE
/s/ JOHN D.  CARREKER.  JR.      Chief Executive Officer and           November 2, 2000
------------------------------   Director
John D. Carreker, Jr.            (Principal Executive Officer)


/s/ TERRY L.  GAGE               Chief Financial Officer, Executive    November 2, 2000
------------------------------   Vice President and Treasurer
Terry L. Gage                    (Principal Financial and
                                 Accounting Officer)


               *                 Executive Vice President, Managing    November 2, 2000
------------------------------   Director and Director
Wyn P. Lewis


               *                 Director                              November 2, 2000
------------------------------
James D. Carreker


               *                 Director                              November 2, 2000
------------------------------
James L. Fischer

               *                 Director                              November 2, 2000
------------------------------

Donald L. House


               *                 Director                              November 2, 2000
------------------------------
Richard R. Lee, Jr.

                                 Director                              November 2, 2000
------------------------------
Larry J. Peck

               *                 Director                              November 2, 2000
------------------------------
David K. Sias


*By:  /s/ JOHN D. CARREKER, JR.
    -----------------------------
          John D. Carreker, Jr.
            Attorney-in-Fact



                                     INDEX TO EXHIBITS

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

   *1.1                Form of Underwriting Agreement

    5.1                Opinion of Locke Liddell & Sapp LLP

   23.1                Consent of Ernst & Young LLP

   23.2                Consent of Locke Liddell & Sapp LLP (included in
                       Exhibit 5.1)

  *24.1                Powers of Attorney



-------------------
* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended, Registration No. 333-47160.